UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2010

BOSTON PROPERTIES, INC.

(Exact Name of Registrant As Specified in Charter)

Delaware	1-13087	04-2473675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199

(Address of Principal Executive Offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 8, 2010, Boston Properties, Inc.’s operating partnership, Boston Properties Limited Partnership (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as managers of the several underwriters named in Schedule II thereto, in connection with the public offering by the Company of $850.0 million aggregate principal amount of the Company’s 4.125% Senior Notes due 2021 (the “Notes”).

On November 18, 2010, the Company completed the issuance and sale of the Notes. The net proceeds to the Company from the sale of the Notes, after deducting underwriting discounts and estimated transaction expenses, are estimated to be approximately $836.9 million. The Company plans to use the net proceeds from the offering to redeem $700.0 million in aggregate principal amount of its 6.25% Senior Notes due 2013 (plus the redemption premium) and repay, redeem or repurchase other debt securities with near-term maturities. The Company intends to use any proceeds not used for debt reduction for general business purposes, which may include investment opportunities.

The Notes were issued under the Indenture, dated as of December 13, 2002, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as supplemented by Supplemental Indenture No. 10 (“Supplemental Indenture No. 10”) dated as of November 18, 2010.

The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-166735-01) under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in a prospectus supplement filed by the Company with the Commission on November 9, 2010 pursuant to Rule 424(b)(5) under the Securities Act.

Copies of the Supplemental Indenture No. 10 and the form of the Notes are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit
4.1	Supplemental Indenture No. 10, dated as of November 18, 2010, between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Boston Properties Limited Partnership filed on November 18, 2010).

4.2	Form of 4.125% Senior Notes due 2021 (attached as Exhibit A to Supplemental Indenture No. 10 filed as Exhibit 4.1 hereto) (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Boston Properties Limited Partnership filed on November 18, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

Date: November 18, 2010	By:	/s/ Michael E. LaBelle
Michael E. LaBelle
Senior Vice President, Chief Financial Officer and Treasurer